SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.   20549


                       Form    8-K


           Pursuant to Section 13 or 15(d) of
           the Securities Exchange Act of 1934



_______________________________________________________________


Date of Report (date of earlist event reported): March 12, 1998

_______________________________________________________________





       AMERICAN DIGITAL COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its Charter)




                     WYOMING
              (State of Incorporation)



       0-28506                        13-3411167
(Commission File Number)        (I.R.S. Employer ID No.)



5575 DTC Parkway, Suite 355, Englewood,  Colorado  80111
(Address of Principle Executive Offices, incl.  Zip Code)


Registrant's telephone number, incl. area code:   (303) 770-8283



_____________________________________________________________

(Former name or former address, if changed since last report)




Item 4.  Change in the Registrant's Certified Accountant.



(a) Effective March 12, 1998, American Digital Communications, Inc. ("Company") engaged the firm of Stark, Tinter & Assoc. of Englewood, Colorado, as its independent auditors, and dismissed the former accountants, Causey Demgen & Moore, on the same date.



(b) In connection with the audit of the Company's balance sheet as of February 28, 1997, and of the Company's statements of operations and cash flows for the fiscal year ended February 28, 1997 and 1996, and as of the date of this report, there have not been any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure requiring disclosure hereunder.



(c) The former accountants' report dated April 18, 1997, upon the Company's balance sheet as of February 28, 1997, and the Company's statements of operations and cash flows for the fiscal years ended February 28, 1997 and 1996, have not contained an adverse opinion or a disclaimer of opinion, nor been qualified as to uncertainty, audit scope or accounting principles.



(d) The Company files herewith copies of the former accountant's letter addressed to the Commission stating that it agrees with the Company's statements made above in response to this item.



(e)  The Company's decision to engage the firm of Stark, Tinter
& Assoc. and dismiss the former accountants was made by resolution of the board of directors. The Company has no audit committee.



Item 7.        Financial Statements and Exhibits.



          (c)  Exhibits.



          (xxxx)    Letter of Causey Demgen & Moore





                         SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



DATED: March  12, 1998



       AMERICAN DIGITAL COMMUNICATIONS, INC.



     /s/ John Simmonds
 BY...................................
         John Simmonds, Chairman, CEO




EXHIBITS



CAUSEY DEMGEN & MOORE
____________________________________________________________
                                      Suite 4650
                                 1801 California Street
                                 Denver, Colorado 80202
                               Telephone # (303) 296-2229



United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:       American Digital Communications, Inc.
          SEC File No. 0-28506


Ladies and Gentlemen:

The undersigned Causey Demgen & Moore Inc., previously acted as independent accountants to audit the financial statements of American Digital Communications, Inc. (the "Company"). We are no longer acting as independent accountants to the Company.


This letter will confirm that we have reviewed Item 4. of the Company's Form 8-K dated March 12, 1998, captioned "CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT" and that we agree with the statements made therein as they relate to us, except that we were not notified until March 18, 1998.


We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.


Dated this 24th day of March, 1998.



Sincerely,



/s/ CAUSEY DEMGEN & MOORE INC.
__________________________________
    CAUSEY DEMGEN & MOORE INC.